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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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               Date of Report (Date of earliest event reported):
                               September 27, 1996



                             PROVIDIAN CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                    1-6701                   51-0108922
(State or other jurisdiction    (Commission File            (IRS Employer
    of incorporation)                Number)             Identification No.)



400 West Market Street, Louisville, Kentucky                        40202
  (Address of principal executive offices)                        (Zip Code)



                                 (502) 560-2000
              (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name or former address, if changed since last report)



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     Item 7.   Financial Statements, Pro Forma Financial Information
               and Exhibits.
               -----------------------------------------------------

     (c)  Exhibits.

          The following exhibits relating to Providian Corporation's (the "Company") Medium-Term Notes, Series E (the "Notes"), to be issued under the Indenture dated as of January 1, 1994, between the Company and First Trust of New York, National Association (as successor to Morgan Guaranty Trust Company of New York), as Trustee, are filed herewith:

          (1) Distribution Agreement, dated September 27, 1996, among the Company, Goldman, Sachs & Co., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          (4.1)  Forms of Fixed Rate Note and Floating Rate Note.

          (4.2) Paying, Calculation and Issuing Agent Appointment Letter, dated September 27, 1996, between the Company and First Trust of New York, National Association.

          (4.3) Letter of Representations, dated September 27, 1996, among the Company, First Trust of New York, National Association, and The Depository Trust Company.



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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated September 27, 1996


                                PROVIDIAN CORPORATION


                                By: /s/ R. Michael Slaven
                                   --------------------------
                                    R. Michael Slaven
                                    Assistant Secretary


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                               INDEX OF EXHIBITS



          NUMBER              DESCRIPTION
          ------              -----------

              (1)   Distribution Agreement, dated
                    September 27, 1996, among the
                    Company, Goldman, Sachs & Co., and
                    Merrill Lynch & Co., Merrill Lynch,
                    Pierce, Fenner & Smith Incorporated.

            (4.1)   Forms of Fixed Rate Note and Floating
                    Rate Note.

            (4.2) Paying, Calculation and Issuing Agent Appointment Letter, dated September 27, 1996, between the Company and First Trust of New York, National Association.

            (4.3)   Letter of Representations, dated
                    September 27, 1996, among the Company,
                    First Trust of New York, National
                    Association, and The Depository Trust
                    Company.


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